Exhibit 10.8

THIRD AMENDMENT TO CREDIT AGREEMENT

This THIRD AMENDMENT TO CREDIT AGREEMENT, dated as of January 10, 2012, (this “Amendment”) is by and among Granite City Food & Brewery Ltd., a Minnesota corporation (the “Borrower”), the various institutions party to the Credit Agreement described below as Lenders, and Fifth Third Bank, an Ohio banking corporation, as Administrative Agent.

WITNESSETH:

WHEREAS, the Borrower, the Administrative Agent and the Lenders have entered into that certain Credit Agreement dated as of May 10, 2011 (as the same has been and hereafter may be amended, restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”; capitalized terms used herein and not defined herein shall have the meanings ascribed thereto in the Credit Agreement);

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend the Credit Agreement in certain respects, in each case in accordance with the terms and subject to the conditions herein set forth; and

WHEREAS, the Administrative Agent and the Lenders party hereto agree to accommodate such request of the Borrower, on the terms and subject to the conditions herein set forth.

NOW, THEREFORE, in consideration of the foregoing, the covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.               Amendments to Credit Agreement. Subject to the satisfaction of the conditions set forth herein, the Loan Documents are hereby amended as follows:

(a)           Section 1.1 of the Credit Agreement is hereby amended by adding the following defined term in the correct alphabetical order:

“Pittsburgh Promissory Note” means that certain $900,000 Promissory Note issued by Granite City Restaurant Operations, Inc., a Minnesota corporation, on the date hereof to Pittsburgh CR, LLC, an Ohio limited liability company.

(b)           The definitions of “Exempt Account” and “Total Funded Debt” appearing in Section 1.1 of the Credit Agreement are hereby deleted in their entireties and the following language is hereby substituted therefor:

“Exempt Account” means any (i) local petty cash deposit accounts in which there is not maintained at any point in time funds on deposit greater than $100,000 in the aggregate for all such accounts, (ii) any payroll accounts maintained by Borrower and its Subsidiaries into which there is deposited no funds other than those intended solely to cover the current amount of their payroll obligation and (iii) that certain deposit account number maintained by Granite City Restaurant Operations, Inc. at Fifth Third Bank for the benefit of Pittsburgh CR, LLC, to the extent the funds in such deposit account are owned by Pittsburgh CR, LLC.

“Total Funded Debt” means, at any time the same is to be determined, an amount equal to (x) the aggregate of all Indebtedness of the Borrower and its Subsidiaries at such time determined on a consolidated basis in accordance with GAAP (including, in any event, all Senior Indebtedness), less (y) the aggregate amount of Netting Cash at such time, less (z) if any, the outstanding principal balance of the Pittsburgh Promissory Note.

(c)           Section 6.11(k) of the Credit Agreement is hereby deleted in its entirety and the following language is hereby substituted therefor:

(k)       (x) so long as the Borrower would be in compliance on a pro forma basis with Sections 6.20(a), (b) and (c) hereof (calculated as of the date of, and after giving effect to, the incurrence of such Indebtedness), Indebtedness incurred by the Borrower or its Subsidiaries in a Permitted Strategic Acquisition or any disposition under agreements providing for the adjustment of the purchase price or similar adjustment, and (y) to the extent such obligations and liabilities are subordinated to the Obligations of Borrower hereunder in a manner reasonably satisfactory to Administrative Agent, Indebtedness outstanding under the Pittsburgh Promissory Note;

Section 2.               Conditions to Effectiveness of this Amendment.  Notwithstanding anything to the contrary set forth herein, this Amendment shall become effective upon satisfaction in a manner reasonably satisfactory to the Administrative Agent of each of the following conditions:

(a)           the delivery to the Administrative Agent of a counterpart of this Amendment executed by Borrower, the Administrative Agent and the Lenders;

(b)           the accuracy of the representations and warranties contained in Section 3 hereof;

(c)           receipt by the Administrative Agent of a copy of the acknowledgment attached hereto duly executed and delivered by each Subsidiary of the Borrower signatory thereto; and

(d)           no Default or Event of Default shall have occurred and be continuing.

Section 3.               Representations and Warranties.

To induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and the Lenders that, as of the date hereof:

(a)           each of the representations and warranties made by such Person

2

contained in the Loan Documents are true and correct in all material respects as of such date (except to the extent any such representations or warranties are already qualified by materiality, in which event they shall be true and correct in all respects, and except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct in all material respects (except to the extent any such representations or warranties are already qualified by materiality, in which event they shall be true and correct in all respects) as of such date));

(b)           the Borrower has full right and authority to enter to execute, deliver and perform its obligations under this Amendment and the Credit Agreement, as amended hereby;

(c)           the execution, delivery and performance by the Borrower of this Amendment and the Credit Agreement, as amended hereby, have been duly authorized by all necessary action by the Borrower;

(d)           the execution, delivery and performance by such Person of this Amendment and the Credit Agreement, as amended hereby, and the consummation of the transactions contemplated by this Amendment and the Credit Agreement, as amended hereby, do not and will not (i) contravene or constitute a default under (i) any provision of law or any judgment, injunction, order or decree binding upon the Borrower or any Subsidiary, if any, in each case where such contravention or default, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect or (x) any provision of the organizational documents (e.g., charter, articles of incorporation, by-laws, articles of association, operating agreement, partnership agreement or other similar document) of the Borrower or any Subsidiary, (y) contravene or constitute a default under any covenant, indenture or agreement of or affecting the Borrower or any Subsidiary or any of its Property, in each case, where such contravention or default, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect or (iii) result in the creation or imposition of any Lien on any Property of the Borrower or any Subsidiary other than the Liens granted in favor of the Administrative Agent pursuant to the Collateral Documents;

(e)           this Amendment and the Credit Agreement, as amended hereby, each constitute, the legal, valid and binding obligation of the Borrower, enforceable against such Person in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability; and

(f)            no Default or Event of Default presently exists.

Section 4.               Reference and Effect on the Credit Documents.

(a)           On and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement,” shall mean and be a reference to the Credit Agreement, as amended or otherwise modified hereby.

(b)           The Credit Agreement and each of the other Loan Documents, as specifically amended or otherwise modified by this Amendment, are and shall continue to be in

3

full force and effect and are hereby in all respects ratified, confirmed and reaffirmed.

(c)           The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, any L/C Issuer or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.  The Credit Agreement and the other Loan Documents are in full force and effect and are hereby in all respects ratified and confirmed.

(d)           Except as expressly set forth herein, nothing contained in this Amendment and no action by, or inaction on the part of, any Lender, any L/C Issuer or the Administrative Agent shall, or shall be deemed to, directly or indirectly constitute a consent to or waiver of any past, present or future violation of any provisions of the Credit Agreement or any other Loan Document.

(e)           This Amendment is a Loan Document.

Section 5.               GOVERNING LAW AND JURISDICTION.

(a)           GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

(b)           SUBMISSION TO JURISDICTION.  Each party hereto hereby submits to the nonexclusive jurisdiction of the United States District Court for the Northern District of Illinois and of any State of Illinois court located in the City of Chicago for purposes of all legal proceedings arising out of or relating to this Amendment or the transactions contemplated hereby.  Each party hereto irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.  THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY.

Section 6.               Miscellaneous.

(a)           No Waiver, Etc.  Except as otherwise expressly set forth herein, nothing in this Amendment is intended or shall be deemed or construed to extend to or affect in any way any of the Obligations or any of the rights and remedies of the Administrative Agent, any Lender or any L/C Issuer arising under the Credit Agreement, any of the other Loan Documents or applicable law. The failure of the Administrative Agent, any Lender or any L/C Issuer at any time or times hereafter to require strict performance by any Borrower, any of its Subsidiaries or any other Person obligated under any Loan Document of any of the respective provisions, warranties, terms and conditions contained herein or therein shall not waive, affect or diminish any right of such Person at any time or times thereafter to demand strict performance thereof; and no rights of the Administrative Agent, any Lender or any L/C Issuer

4

hereunder shall be deemed to have been waived by any act or knowledge of such Person, or any of its agents, attorneys, officers or employees, unless such waiver is contained in an instrument in writing signed by an authorized officer of such Person and specifying such waiver.  Except as otherwise expressly set forth herein, no waiver by the Administrative Agent, any Lender or any L/C Issuer of any of its rights or remedies shall operate as a waiver of any other of its rights or remedies or any of its rights or remedies on a future occasion at any time and from time to time.  All terms and provisions of the Credit Agreement and each of the other Loan Documents remain in full force and effect, except to the extent expressly modified by this Amendment.

(b)           Execution in Counterparts.  This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  Any party hereto may execute and deliver a counterpart of this Amendment by delivering by facsimile transmission or electronic mail in portable document format a signature page of this Amendment signed by such party, and such signature shall be treated in all respects as having the same effect as an original signature.

(c)           Severability.  The invalidity, illegality or unenforceability of any provision in or obligation under this Amendment in any jurisdiction shall not affect or impair the validity, legality or enforceability of the remaining provisions or obligations under this Amendment or of such provision or obligation in any other jurisdiction.

(d)           No Third Party Beneficiaries.  This Amendment shall be binding upon and inure to the benefit of each party hereto and their respective successors and assigns.  No Person other than the parties hereto, their respective successors and assigns and any other Lender shall have rights hereunder or be entitled to rely on this Amendment, and all third-party beneficiary rights are hereby expressly disclaimed.

(e)           Section Titles.  The section and subsection titles contained in this Amendment are included for convenience only, shall be without substantive meaning or content of any kind whatsoever, and are not a part of the agreement between the Administrative Agent, the Lenders and the L/C Issuers, on the one hand, and the Borrower and Holdings on the other hand.  Any reference in this Amendment to any “Section” refers, unless the context otherwise indicates, to a section of this Amendment.

- Remainder of page intentionally blank -

5

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first above written.

BORROWER:

GRANITE CITY FOOD & BREWERY LTD., a Minnesota corporation

By:	/s/ James G. Gilbertson
Name:	James G. Gilbertson
Title:	Chief Financial Officer

Third Amendment to Credit Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first above written.

AGENT AND LENDERS:

FIFTH THIRD BANK, an Ohio banking corporation, as Administrative Agent and as a Lender

By:	/s/ Aaron Markos
Name:	Aaron Markos
Title:	Vice President

Third Amendment to Credit Agreement

ACKNOWLEDGMENT

Reference is hereby made to the foregoing Third Amendment to Credit Agreement dated as of January 10, 2012 (the “Amendment”) by and among Granite City Food & Brewery Ltd., a Minnesota corporation (the “Borrower”), the various institutions from time to time party to the Credit Agreement described therein as Lenders which are also party thereto, and Fifth Third Bank, an Ohio banking corporation, as Administrative Agent. Capitalized terms used and not defined herein shall have the respective meanings ascribed to them in the Credit Agreement referred to in the Amendment.

Each of the undersigned hereby (a) acknowledges receipt of a copy of the Amendment, and (b) agrees the Security Agreement remains in full in force and effect with respect to such Person and that the terms and provisions of the Amendment do not modify or otherwise affect in any way any of such Person’s obligations and liabilities under the Security Agreement or any of the other Loan Documents, all of which obligations and liabilities are hereby ratified, confirmed and reaffirmed.

- Remainder of page intentionally blank -

Third Amendment to Credit Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first above written.

GRANITE CITY OF INDIANA, INC., an Indiana corporation, as a Guarantor		GRANITE CITY RESTAURANT OPERATIONS, INC., a Minnesota corporation, as a Guarantor

By:	/s/ Monica A. Underwood	By:	/s/ James G. Gilbertson
Name:	Monica A. Underwood	Name:	James G. Gilbertson
Title:	Chief Financial Officer	Title:	Chief Financial Officer

GRANITE CITY — ARKANSAS, INC., an Arkansas corporation, as a Guarantor		GRANITE CITY — PEORIA, INC., an Illinois corporation, as a Guarantor

By:	/s/ Monica A. Underwood	By:	/s/ Monica A. Underwood
Name:	Monica A. Underwood	Name:	Monica A. Underwood
Title:	Chief Financial Officer	Title:	Chief Financial Officer

GRANITE CITY — ORLAND PARK, INC., an Illinois corporation, as a Guarantor		GRANITE CITY OF KANSAS LTD., a Kansas corporation, as a Guarantor

By:	/s/ Monica A. Underwood	By:	/s/ James G. Gilbertson
Name:	Monica A. Underwood	Name:	James G. Gilbertson
Title:	Chief Financial Officer	Title:	Chief Financial Officer

Third Amendment to Credit Agreement

GRANITE CITY — CREVE COEUR, INC., a Missouri corporation, as a Guarantor		GRANITE CITY OF OHIO, INC., an Ohio corporation, as a Guarantor

By:	/s/ Monica A. Underwood	By:	/s/ Monica A. Underwood
Name:	Monica A. Underwood	Name:	Monica A. Underwood
Title:	Chief Financial Officer	Title:	Chief Financial Officer

GRANITE CITY — ROCKFORD, INC., an Illinois corporation, as a Guarantor		GRANITE CITY OF MARYLAND, INC., a Minnesota corporation

By:	/s/ Monica A. Underwood	By:	/s/ James G. Gilbertson
Name:	Monica A. Underwood	Name:	James G. Gilbertson
Title:	Chief Financial Officer	Title:	Chief Financial Office

Third Amendment to Credit Agreement